ANNUAL SHAREHOLDERS MEETING

July 29, 2005



Western Wireless


History
Western Wireless

History: 1988

- Formed Stanton Communications





Western Wireless

History: 1989



- Won the Georgia 10 RSA in FCC lottery

Western Wireless

History: 1990



- Bought licenses in the rural west, representing the first of what would become 107 licenses

Western Wireless

History: 1991



- Invested in General Cellular Corporation (GCC) July 29, 1991

Western Wireless



History: 1992

- Formed Pacific Northwest Cellular (PNC) and raised its first round of capital

Western Wireless

History: 1994



- Merged GCC and PNC to form Western Wireless Corporation July 29, 1994

Western Wireless

History: 1995



- Western Wireless International was formed to pursue international wireless opportunities

Western Wireless

History: 1995



- Western PCS Corporation acquired six broadband licenses in the FCC auction

Western Wireless

History: 1996


Cellular One
NEC

- VoiceStream Wireless launched its Honolulu PCS system

Western Wireless

History: 1996


Cellular One
NEC

- WWC raised $600 million in its initial public offering and two bond offerings

Western Wireless

History: 1997


Cellular One
NEC

- WWI launched service in its first markets: Latvia and Georgia

Western Wireless

History: 1997


Cellular One

- WWI acquired licenses in Ghana and Iceland

Western Wireless

History: 1998


Cellular One
SEND
END
CLR

- Hutchison Whampoa invested $325 million in Western Wireless and VoiceStream

Western Wireless

History: 1999



CELLULARONE

- WWC spun off its ownership of VoiceStream Wireless Corporation to form a new and separate company

Western Wireless

History: 2000



Cellular One
Menu
Names

- VoiceStream acquired Omnipoint and Aerial

Western Wireless

History: 2000


Cellular One
Menu
Names
Digital

- Western Wireless surpassed one million domestic customers

Western Wireless

History: 2000


Cellular One
Menu
Names
Digital

- Launched telephone service for the Pine Ridge Indian Reservation

Western Wireless

History: 2001


9:30 am
Cellular One
Menu
Names

- Deutsche Telekom acquired VoiceStream

Western Wireless

History: 2001


9:30 am
Cellular One
Menu
Names

- WWI launched service in Ireland and Slovenia, and acquired tele.ring in Austria

Western Wireless

History: 2002



Cellular One
Menu
Names
Digital

- Added mobile cellular service to the Universal Service Fund (USF) eligible offerings in 10 states

Western Wireless

History: 2003



- Launched GSM service and entered into roaming agreements with AT&T Wireless, Cingular Wireless, and T-Mobile USA

History: 2003



- Western Wireless International surpassed one million customers in six countries

Western Wireless

History: 2004



- **Western Wireless reported record net income of $233 million**

Western Wireless

History: 2005


Fun and Games

- Agreed to merge Western Wireless with Alltel

Western Wireless

History: 2005


Fun and Games

- Western Wireless worldwide customers exceeded three and a half million

2004 Results



Western Wireless

Contiguous Markets

Operate 107 markets in 19 contiguous states



Western Wireless

Domestic Subscribers


1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Subscribers
112,800
209,500
324,200
520,000
660,400
834,700
1,049,50
1,175,600
1,197,800
1,290,400
1,395,400
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Domestic Revenue



Millions
$1,200
$1,000
$800
$600
$400
$200
$0
Service Revenue
$56
$135
$213
$290
$441
$603
$782
$875
$842
$925
$998
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004


Domestic Cash Flow
Millions
$500
$400
$300
$200
$100
$0
Adjusted EBITDA
Free Cash Flow
$2
$29
$60
$104
$50
$158
$85
$242
$88
$320
$112
$345
$84
$368
$207
$420
$246
$438
$229
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Western Wireless International


ICELAND*
LATVIA*
IRELAND**
AUSTRIA**
CROATIA*
SLOVENIA
GEORGIA
HAITI
COTE D'IVOIRE
GHANA
BOLIVIA

* SOLD ASSETS

** ANNOUNCED SALE OF IRELAND AND NONBINDING COMMITMENTS FOR AUSTRIA

International Subscribers



2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Subscribers
85,500
491,100
741,300
1,194,200
1,783,900
2000
2001
2002
2003
2004


International Revenue
Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total Revenue
$22
$124
$303
$534
$860
2000
2001
2002
2003
2004

International Cash Flow



Millions
$200
$150
$100
$50
$0
-$50
-$100
-$150
Adjusted EBITDA
-$6
-$111
-$55
$30
$180
2000
2001
2002
2003
2004

Second Quarter 2005 Results

Western Wireless

Domestic Results

Dollars in Millions	Second Quarter		
	2004	2005	Change
Subscriber Additions	10,900	22,100	102.8%
Ending Subscribers	1,324,200	1,476,100	11.5%
Service Revenues	$252.9	$273.5	8.1%
Adjusted EBITDA*	$114.6	$123.1	7.4%

* Q2 2005 adjusted EBITDA excludes approximately 7.5 million in expenses related to the merger with Alltel

Western Wireless

International Results

Dollars in Millions	Second Quarter		
	2004	2005	Change
Subscriber Additions	107,400	146,800	36.7%
Ending Subscribers	1,446,800	2,030,900	40.4%
Total Revenues	$197.7	$254.7	28.8%
Adjusted EBITDA	$48.9	$66.7	36.3%

Western Wireless

Alltel Transaction

Western Wireless

Alltel Merger

- **Alltel proposed an attractive deal**
  - 0.535 shares of AT plus $9.25 in cash
    all-stock and all-cash elections available
  - Western Wireless shareholders to be paid over $44[1]
    45% premium to undisturbed price of WWCA

[1] Final value of consideration paid to WWCA shareholders is dependent on the price of Alltel common stock at the time of closing and the results of proration to shareholders electing all-stock.

Western Wireless

Alltel Merger

- Received Department of Justice and Federal Communications Commission approval in July
  - Primary condition to the merger is the required divestiture of 16 markets in Arkansas, Kansas, and Nebraska
- Shareholder vote today
  - Merger filings to be completed on July 29
  - Merger expected to be effective August 1

Western Wireless

Western Wireless International

- **Announced transactions**
  - tele.ring – Austria over $1.5 billion
  - Meteor – Ireland to eircom $500 million
- **Sold five assets**
  - generated $2.2 billion in proceeds
  - on cash investment of $430 million
- **Continuing operations in Bolivia, Ghana, Haiti, and Slovenia**

Western Wireless

Stock Performance

- Annualized return since IPO of 19.85%
  - Compares to return on S&P 500 of 6.7% over the same period



WWCA
VSTR/DT
$200
$150
$100
$50
$0
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Western Wireless and Alltel


ALLTEL WIRELESS
ALLTEL WIRELINE
WESTERN WIRELESS

Western Wireless


THANKS TO OUR PARTNERS, CUSTOMERS, EMPLOYEES, AND SHAREHOLDERS!
Thanks
Western Wireless


Appendix
Western Wireless

Western Wireless

Condensed Consolidating Statements of Operations

(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended June 30, 2005			Three months ended June 30, 2004		
	Domestic	International	Consolidated	Domestic	International	Consolidated
Revenues:						
Subscriber revenues	$ 211,561	$ 226,955	$ 438,516	$ 198,663	$ 169,323	$ 367,986
Roamer revenues	61,648	8,658	70,306	53,758	9,058	62,816
Fixed line revenues		9,443	9,443		11,197	11,197
Equipment sales	14,630	5,712	20,342	14,873	5,006	19,879
Other revenues	457	3,889	4,346	471	3,143	3,614
Total revenues	288,296	254,657	542,953	267,765	197,727	465,492
Operating expenses:						
Cost of service	52,695	97,975	150,670	45,659	78,362	124,021
Cost of equipment sales	25,921	20,034	45,955	25,668	17,676	43,344
General and administrative	60,187	28,417	88,604	50,506	22,751	73,257
Sales and marketing	33,938	41,572	75,510	31,284	30,036	61,320
Depreciation, amortization and accretion	46,381	27,028	73,409	41,526	21,377	62,903
Stock-based compensation, net		2,706	2,706		4,773	4,773
Total operating expenses	219,122	217,732	436,854	194,643	174,975	369,618
Other income (expense):						
Interest and financing expense, net	(15,238)	(20,742)	(35,980)	(18,502)	(17,038)	(35,540)
Gain (loss) on extinguishment of debt	300		300	(16,260)		(16,260)
Equity in net income (loss) of unconsolidated affiliates	(66)	1,894	1,828	(30)	1,726	1,696
Realized gain on marketable securities	4,422		4,422			
Realized gain (loss) on interest rate hedges	(957)	(790)	(1,747)	10,612	674	11,286
Other, net	(756)	(6,552)	(7,308)	(1)	(3,830)	(3,831)
Total other expense	(12,295)	(26,190)	(38,485)	(24,181)	(16,468)	(40,649)
Minority interests in net income of consolidated subsidiaries		(4,330)	(4,330)		(2,141)	(2,141)
Income before provision for income taxes	56,879	6,405	63,284	48,941	4,143	53,084
Provision for income taxes	(26,023)	(13,294)	(39,317)	(7,673)	(4,052)	(11,725)
Net income (loss)	$ 30,856	$ (6,889)	$ 23,967	$ 41,268	$ 91	$ 41,359
Basic income per share			$ 0.24			$ 0.45
Diluted income per share			$ 0.23			$ 0.42
Adjusted EBITDA (1)	$ 115,555	$ 66,659	$ 182,214	$ 114,648	$ 48,902	$ 163,550

(1) See "Adjustments To Reconcile Net Income (Loss) To Adjusted EBITDA"

Western Wireless

Condensed Consolidating Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Six months ended June 30, 2005			Six months ended June 30, 2004		
	Domestic	International	Consolidated	Domestic	International	Consolidated
Revenues:						
Subscriber revenues	$ 410,368	$ 447,749	$ 858,117	$ 385,339	$ 328,686	$ 714,025
Roamer revenues	112,431	23,781	136,212	101,795	24,702	126,497
Fixed line revenues		20,208	20,208		24,080	24,080
Equipment sales	29,752	9,828	39,580	29,085	11,325	40,410
Other revenues	912	7,951	8,863	972	6,002	6,974
Total revenues	553,463	509,517	1,062,980	517,191	394,795	911,986
Operating expenses:						
Cost of service	100,214	194,148	294,362	88,646	155,418	244,064
Cost of equipment sales	51,330	35,284	86,614	48,457	42,551	91,008
General and administrative	118,992	58,619	177,611	97,506	46,461	143,967
Sales and marketing	69,733	79,334	149,067	63,176	63,443	126,619
Depreciation, amortization and accretion	90,741	55,078	145,819	81,122	41,075	122,197
Stock-based compensation, net		4,499	4,499		6,520	6,520
Impairment of long-lived assets		24,316	24,316			
Total operating expenses	431,010	451,278	882,288	378,907	355,468	734,375
Other income (expense):						
Interest and financing expense, net	(31,882)	(39,702)	(71,584)	(38,402)	(31,394)	(69,796)
Gain (loss) on extinguishment of debt	300		300	(36,260)		(36,260)
Equity in net income (loss) of unconsolidated affiliates	(120)	3,394	3,274	(61)	2,993	2,932
Realized gain on marketable securities	5,164		5,164			
Realized gain (loss) on interest rate hedges	1,860	(790)	1,070	10,781	(662)	10,119
Other, net	(974)	(5,292)	(6,266)	13	(1,113)	(1,100)
Total other expense	(25,652)	(42,390)	(68,042)	(63,929)	(30,176)	(94,105)
Minority interests in net income of consolidated subsidiaries		(8,196)	(8,196)		(4,618)	(4,618)
Income before provision for income taxes	96,801	7,661	104,462	94,355	4,533	98,888
Provision for income taxes	(40,017)	(35,153)	(75,170)	(13,724)	(7,589)	(21,313)
Net income (loss)	$ 56,784	$ (27,492)	$ 29,292	$ 80,631	$ (3,056)	$ 77,575
Basic income per share			$ 0.29			$ 0.85
Diluted income per share			$ 0.28			$ 0.79
Adjusted EBITDA (1)	$ 213,194	$ 142,132	$ 355,326	$ 219,406	$ 86,922	$ 306,328

(1) See "Adjustments To Reconcile Net Income (Loss) To Adjusted EBITDA"

Western Wireless

Adjustments to Reconcile Net Income (Loss) to Adjusted EBITDA

(dollars in thousands)

	Three months ended June 30, 2005			
	Domestic Operations	Austrian Operations	All Other International	Consolidated
Net income (loss)	$ 30,556	$ 25,169	$ (31,143)	$ 23,567
Depreciation, amortization and accretion	46,351	7,154	19,874	73,409
Asset dispositions				
Stock based compensation, net		422	2,284	2,706
Impairment of long-lived assets				
Interest and financing expense, net	15,258	765	24,037	39,900
Equity in net (income) loss of unconsolidated affiliates, net of other, net	822	(50)	4,717	5,400
(Gain) loss on sale of joint venture				
Realized (gain) loss on marketable securities	(4,622)			(4,622)
Realized (gain) loss on interest rate hedges	357		790	1,747
(Gain) loss on extinguishment of debt	(300)			(300)
Minority interests in net (income) loss of consolidated subsidiaries			4,550	4,550
Discontinued operations				
Provision (benefit) for income taxes	26,929	13,740	(448)	39,917
Cumulative change in accounting principle				
Adjusted EBITDA (1)	$ 115,555	$ 45,122	$ 21,937	$ 182,214

	Three months ended June 30, 2004			
	Domestic Operations	Austrian Operations	All Other International	Consolidated
Net income (loss)	$ 41,268	$ 30,824	$ (29,730)	$ 41,309
Depreciation, amortization and accretion	41,526	4,700	16,677	62,903
Asset dispositions				
Stock based compensation, net		81	4,692	4,773
Impairment of long-lived assets				
Interest and financing expense, net	18,902	2,477	14,861	38,540
Equity in net (income) loss of unconsolidated affiliates, net of other, net	31	1,065	(961)	135
(Gain) loss on sale of joint venture				
Realized (gain) loss on marketable securities				
Realized (gain) loss on interest rate hedges	(10,612)		(674)	(11,286)
(Gain) loss on extinguishment of debt	16,269			16,269
Minority interests in net (income) loss of consolidated subsidiaries			2,148	2,148
Discontinued operations				
Provision (benefit) for income taxes	7,479	1	4,850	11,725
Cumulative change in accounting principle				
Adjusted EBITDA (1)	$ 114,648	$ 39,148	$ 9,754	$ 163,550

(1) EBITDA is a non-GAAP financial measure generally defined as net income (loss) before interest, taxes, depreciation and amortization. We use the non-GAAP financial measure "Adjusted EBITDA" which further excludes the following items: (i) accretion; (ii) asset dispositions; (iii) stock-based compensation, net; (iv) impairment of long-lived assets; (v) equity in net (income) loss of unconsolidated affiliates, net of other, net; (vi) (gain) loss on sale of joint venture; (vii) realized (gain) loss on marketable securities; (viii) realized (gain) loss on interest rate hedges; (ix) loss on extinguishment of debt; (x) minority interests in net (income) loss of consolidated subsidiaries; (xi) discontinued operations; and (xii) cumulative change in accounting principle. Each of these items is presented in our Condensed Consolidating Statements of Operations.

Other companies in the wireless industry may define Adjusted EBITDA in a different manner or present other varying financial measures and accordingly, the Company's presentation may not be comparable to other similarly titled measures of other companies. The Company's calculation of Adjusted EBITDA is also not directly comparable to EBIT (earnings before interest and taxes) or EBITDA.

The Company views Adjusted EBITDA as an operating performance measure and as such, believes that the GAAP financial measure most directly comparable to Adjusted EBITDA is net income (loss). The Company has presented Adjusted EBITDA because this financial measure, in combination with other financial measures, is an integral part of the Company's internal reporting system utilized by management to assess and evaluate the performance of its business. Adjusted EBITDA is also considered a significant performance measure. It is used by management as a measurement of the Company's success in obtaining, retaining and servicing customers by reflecting the Company's ability to generate subscriber revenue while providing a high level of customer service in a cost effective manner. The components of Adjusted EBITDA include the key revenue and expense items for which the Company's operating managers are responsible and upon which the Company evaluates their performance.

Adjusted EBITDA is consistent with certain financial measures used in the Company's domestic credit facility and the indenture for its senior notes. Such financial measures are key components of several negative covenants including, among others, the limitation on incurrence of indebtedness, the limitations on investments and acquisitions and the limitation on distributions and dividends.

Adjusted EBITDA should not be construed as an alternative to net income (loss), as determined in accordance with GAAP, as an alternative to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. The Company believes Adjusted EBITDA is useful to investors as a means to evaluate the Company's operating performance prior to financing costs, deferred tax charges, non-cash depreciation and amortization expense, and certain other non-cash charges. Although Adjusted EBITDA may be defined differently by other companies in the wireless industry, the Company believes that Adjusted EBITDA provides some commonality of measurement in analyzing operating performance of companies in the wireless industry.

Western Wireless

Adjustments to Reconcile Net Income (Loss) to Adjusted EBITDA

(dollars in thousands)

	Six months ended June 30, 2005			
	Domestic Operations	Austrian Operations	All Other International	Consolidated
Net income (loss)	$ 56,784	$ 30,154	$ (80,646)	$ 26,292
Depreciation, amortization and accretion	90,748	14,286	40,785	145,819
Asset dispositions				
Stock-based compensation, net		1,497	2,996	4,493
Impairment of long-lived assets			24,514	24,514
Interest and financing expense, net	31,882	2,521	37,181	71,584
Equity in net (income) loss of unconsolidated affiliates, net of other, net	1,094	(26)	1,926	2,994
(Gain) loss on sale of joint venture				
Realized (gain) loss on marketable securities	(5,164)			(5,164)
Realized (gain) loss on interest rate hedges	(1,900)		730	(1,070)
(Gain) loss on extinguishment of debt	(300)			(300)
Minority interests in net (income) loss of consolidated subsidiaries			8,196	8,196
Discontinued operations				
Provision (benefit) for income taxes	40,017	32,129	3,030	75,176
Cumulative change in accounting principle				
Adjusted EBITDA (1)	$ 215,190	$ 103,567	$ 38,572	$ 355,626

	Six months ended June 30, 2004			
	Domestic Operations	Austrian Operations	All Other International	Consolidated
Net income (loss)	$ 90,634	$ 87,891	$ (60,947)	$ 77,878
Depreciation, amortization and accretion	81,122	8,849	32,226	122,197
Asset dispositions				
Stock-based compensation, net		229	4,292	4,520
Impairment of long-lived assets				
Interest and financing expense, net	38,402	5,127	26,267	69,796
Equity in net (income) loss of unconsolidated affiliates, net of other, net	40	2,104	(3,986)	(1,852)
(Gain) loss on sale of joint venture				
Realized (gain) loss marketable securities				
Realized (gain) loss on interest rate hedges	(10,781)		662	(10,119)
(Gain) loss on extinguishment of debt	16,260			16,260
Minority interests in net (income) loss of consolidated subsidiaries			4,618	4,618
Discontinued operations				
Provision (benefit) for income taxes	13,724	2	7,587	21,313
Cumulative change in accounting principle				
Adjusted EBITDA (1)	$ 229,406	$ 74,201	$ 12,721	$ 366,928

(1) EBITDA is a non-GAAP financial measure generally defined as net income (loss) before interest, taxes, depreciation and amortization. We use the non-GAAP financial measure "Adjusted EBITDA" which further excludes the following items: (i) accretion; (ii) asset dispositions; (iii) stock-based compensation, net; (iv) impairment of long-lived assets; (v) equity in net (income) loss of unconsolidated affiliates, net of other, net; (vi) (gain) loss on sale of joint venture; (vii) realized (gain) loss on marketable securities; (viii) realized (gain) loss on interest rate hedges; (ix) loss on extinguishment of debt; (x) minority interests in net (income) loss of consolidated subsidiaries; (xi) discontinued operations; and (xii) cumulative change in accounting principle. Each of these items is presented in our Condensed Consolidating Statements of Operations.

Other companies in the wireless industry may define Adjusted EBITDA in a different manner or present other varying financial measures and accordingly, the Company's presentation may not be comparable to other similarly titled measures of other companies. The Company's calculation of Adjusted EBITDA is also not directly comparable to EBIT (earnings before interest and taxes) or EBITDA.

The Company views Adjusted EBITDA as an operating performance measure and as such, believes that the GAAP financial measure most directly comparable to Adjusted EBITDA is net income (loss). The Company has presented Adjusted EBITDA because this financial measure, in combination with other financial measures, is an integral part of the Company's internal reporting system utilized by management to assess and evaluate the performance of its business. Adjusted EBITDA is also considered a significant performance measure. It is used by management as a measurement of the Company's success in obtaining, retaining and servicing customers by reflecting the Company's ability to generate subscriber revenue while providing a high level of customer service in a cost effective manner. The components of Adjusted EBITDA include the key revenue and expense items for which the Company's operating managers are responsible and upon which the Company evaluates their performance.

Adjusted EBITDA is consistent with certain financial measures used in the Company's domestic credit facility and the indenture for its senior notes. Such financial measures are key components of several negative covenants including, among others, the limitation on incurrence of indebtedness, the limitations on investments and acquisitions and the limitation on distributions and dividends.

Adjusted EBITDA should not be construed as an alternative to net income (loss), as determined in accordance with GAAP, as an alternative to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. The Company believes Adjusted EBITDA is useful to investors as a means to evaluate the Company's operating performance prior to financing costs, deferred tax charges, non-cash depreciation and amortization expense, and certain other non-cash charges. Although Adjusted EBITDA may be defined differently by other companies in the wireless industry, the Company believes that Adjusted EBITDA provides some commonality of measurement in analyzing operating performance of companies in the wireless industry.